Exhibit 10.1
                                 SIXTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
--------------------------------------------------------------------------------

     THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Sixth Amendment") is executed as of the 9th day of April, 2004, by and among Maverick Tube Corporation, a Delaware corporation (the "Company"), SeaCAT, L.P., a Texas limited partnership ("SeaCAT"), SEAC Acquisition, LLC, a Delaware limited liability company ("SEAC"), Maverick C&P, Inc., a Delaware corporation ("C&P"), Maverick Investment, LLC, a Delaware limited liability company ("Investment"), Maverick Tube, L.P., a Delaware limited partnership ("Tube"), Precision Tube Holding, LLC, a Delaware limited liability company ("Holding"), Maverick GP, LLC, a Delaware limited liability company ("Maverick GP"), Precision GP, LLC, a Delaware limited liability company ("Precision GP"), Precision Tube Technology, L.P., a Texas limited partnership ("Precision" and collectively with the Company, SeaCAT, SEAC, C&P, Investment, Tube, Holding, GP Inc. and GP LLC, the "US Borrowers" and individually, a "US Borrower"), Prudential Steel Ltd., an Alberta corporation ("Prudential"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("Exchangeco"), Maverick Tube (Canada) Inc., an Alberta corporation ("Tube Canada"), Precision Tube Canada Limited, an Alberta corporation ("Precision Canada"), Maverick Tube Canada LP, an Alberta limited partnership ("Canada LP"), Maverick Tube Canada GP, Ltd., an Alberta limited corporation ("Canada GP"), Maverick Tube Canada ULC, a Nova Scotia unlimited liability company ("Maverick ULC"), Maverick Tube International Holdings, Inc., a Delaware corporation ("International Holdings"), Prudential Steel Holdings, ULC, a Nova Scotia unlimited liability company ("Prudential Holdings", and collectively with Prudential, Exchangeco, Tube Canada, Precision Canada, Canada LP, Canada GP, Maverick ULC and International Holdings, the "Canadian Borrowers" and individually, a "Canadian Borrower") (the US Borrowers and the Canadian Borrowers are together referred to herein as the "Borrowers" and individually, a "Borrower"), JPMorgan Chase Bank, individually as a Lender, as an Issuing Bank, as the Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as a Lender, as an Issuing Bank and as the Canadian Administrative Agent, General Electric Capital Corporation, as a Lender and as the Documentation Agent, and each of the other Lenders that is a signatory hereto.

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2002 (as amended from time to time, the "Credit Agreement;" unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Sixth Amendment), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

     WHEREAS, the Borrowers have informed the Lenders that the Company and Tube propose to enter into the Texas Arai Purchase Agreement with Grant Prideco and Texas Arai,

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pursuant  to which,  among  other  things,  Tube  will  acquire  the Texas  Arai
Collateral from Texas Arai; and

     WHEREAS,   the  transactions   contemplated  by  the  Texas  Arai  Purchase
Agreement, including, without limitation, the acquisition of the Texas Arai Collateral, are prohibited under the terms of the Credit Agreement; and

     WHEREAS, the Borrowers have requested that the Lenders (a) consent to the Texas Arai Acquisition Transactions and (b) amend certain provisions of the Credit Agreement in connection therewith; and

     WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers' requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

     Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, but subject to the satisfaction of each condition precedent contained in Section 2 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

     1.1 Amended Definition. The definition of "Financing Documents" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

          "Financing Documents" shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Cash Collateral Account Agreements, the Canadian Fee Letter, the Fee Letter, and the other documents, instruments or agreements described in Section 3.1 and
     Section 3.2, together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

     1.2 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following defined terms:

          "Sixth Amendment" shall mean the Sixth Amendment to Amended and Restated Credit Agreement dated as of April 9, 2004, by and among the Borrowers, the Agents and the Lenders.

          "Grant   Prideco"   shall  mean  Grant   Prideco,   Inc.,  a  Delaware
     corporation.

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          "Texas  Arai" shall mean Texas  Arai,  Inc.,  a Delaware  corporation.

          "Texas Arai Acquisition Documents" shall mean the Texas Arai Purchase Agreement and all other documents, instruments or agreements evidencing or otherwise pertaining to the Texas Arai Purchase Agreement.

          "Texas Arai Acquisition Transactions" shall mean the transactions contemplated by the Texas Arai Purchase Agreement.

          "Texas Arai Closing Date" shall mean the "Closing Date" as defined in the Texas Arai Purchase Agreement.

          "Texas Arai Collateral" shall mean the "Acquired Assets" as defined in the Texas Arai Purchase Agreement.

          "Texas Arai Purchase Agreement" shall mean that certain Purchase and Sale Agreement dated on or about April 9, 2004 by and among the Company, Tube, Grant Prideco and Texas Arai, and substantially in the form of the final drafts thereof provided to the Administrative Agent on April 9, 2004.

     1.3 Texas Arai Acquisition Documents. A new Section 5.32 shall be added to the Credit Agreement which shall read in full as follows:

          Section 5.32 Texas Arai Acquisition Documents. The Borrowers have provided to the Administrative Agent a true and correct copy of the Texas Arai Purchase Agreement and all other Texas Arai Acquisition Documents. No material rights or obligations of any party to any of the Texas Arai
     Acquisition Documents have been waived and no party to any of the Texas Arai Acquisition Documents is in default of its obligations or in breach of any representations or warranties made thereunder. Each of the Texas Arai Acquisition Documents is a valid, binding and enforceable obligation of each party thereto in accordance with its terms and is in full force and effect. Each representation and warranty made by each party in the Texas Arai Acquisition Documents is true and correct on the date hereof and will be true and correct on the Texas Arai Closing Date.

     1.4  Amendment  to the  Acquisitions;  Creation of  Subsidiaries  Covenant.
Section 7.17 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          Section 7.17 Acquisitions; Creation of Subsidiaries. Create or acquire any Subsidiary or any asset or operating division of any other Person other than (i) the Acquisition Transactions, (ii) the Merger Transactions, (iii) the formation of SC Acquisition, (iv) the Texas Arai Acquisition Transactions; (v) the purchase of inventory in the ordinary course of business, and (vi) the purchase of capital assets expressly permitted hereunder.

     1.5 Modification of Texas Arai Documents. A new Section 7.26 shall be added to the Credit Agreement which shall read in full as follows:

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          Section 7.26 Modification of Texas Arai Acquisition Documents.  Amend,
     modify  or  waive  any  provision  of  any of the  Texas  Arai  Acquisition
     Documents.

     1.6 Amendment to Credit Agreement Schedules.  Schedule 5.19, Schedule 5.21,
Schedule 5.23, Schedule 5.24, Schedule 7.2 and Schedule 7.3 to the Credit Agreement shall be replaced with Schedule 5.19, Schedule 5.21, Schedule 5.23,
Schedule 5.24, Schedule 7.2 and Schedule 7.3, respectively, attached hereto.

     Section 2. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

     2.1 Officers' Certificates; Opinions, etc. The Borrowers shall have delivered to the Administrative Agent such certificates of authorized officers of the Company and Tube, certificates of Governmental Authorities, certified copies of the certificates of formation, operating and limited partnership agreements, as applicable, of the Company and Tube (or certified confirmation that no amendments, modifications or revisions have been to those previously certifies and delivered to the Administrative Agent, as applicable), certified copies of resolutions of the partners, managers or members, as applicable of the Company and Tube and such other documents, instruments agreements and opinions of counsel as the Administrative Agent shall require to evidence the valid corporate existence and authority to conduct business of the Company and Tube and the due authorization, execution and delivery of the Texas Arai Acquisition Documents, this Sixth Amendment any other documents related to this Sixth Amendment and any other legal maters relating to the Borrowers, any Subsidiary or the other Financing Documents by the Borrowers, all in a form and substance satisfactory to the Administrative Agent and its counsel.

     2.2 Real Estate Mortgage. The Administrative Agent shall have received a Real Estate Mortgage dated as of the Texas Arai Closing Date and duly executed by Tube granting to the Administrative Agent a first priority perfected lien in and to all Mortgaged Real Property owned by Tube as of the Texas Arai Closing Date subject to Permitted Liens.

     2.3 Survey Affidavit. The Administrative Agent shall have received a survey affidavit duly executed and acknowledged, in form and substance acceptable to the title company issuing the Mortgagee's Policy of Title Insurance and the Administrative Agent, with respect to the Real Property comprising the Texas Arai Collateral.

     2.4 Title Commitment. The Administrative Agent shall have received a Commitment for a Mortgagee's Policy of Title Insurance in form and substance satisfactory to the Administrative Agent with respect to the Real Property comprising the Texas Arai Collateral, together with evidence satisfactory to the Administrative Agent that Mortgagees' Policy of Title Insurance will be issued pursuant to such commitment and all premiums therefor have been paid.

     2.5 The Consummation of the Texas Arai Acquisition Transactions. The Texas Arai Acquisition Transactions scheduled to occur on the Texas Arai Closing Date in accordance with the Texas Arai Purchase Agreement shall have occurred and been consummated on or prior to April 30, 2004 and on the terms and conditions set forth in the Texas Arai

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
Acquisition Documents, and as a result thereof, Tube shall have succeeded to all right, title and interest of Texas Arai in and to all rights, interests of Texas Arai in the Texas Arai Collateral, in each case, free and clear of all Liens, claims and encumbrances other than Permitted Liens.

     2.6 Certified Copy of Texas Arai Acquisition Documents. The Administrative Agent shall have received a certified copy of each of the Texas Arai Acquisition Documents, each of which shall be substantially in the form of the final drafts thereof provided to the Administrative Agent.

     2.7 Cash Management Arrangements. The Administrative Agent shall be satisfied in its sole discretion with all aspects of Borrowers' cash management arrangements, both prior to and after giving effect to this Sixth Amendment and the Texas Arai Acquisition Transaction.

     2.8 Documentation. The Administrative Agent shall have received such other documents, instruments and agreements as it or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

     2.9 No Defaults. No Default or Event of Default shall exist.

     Section 3. Representations and Warranties. In order to induce each Agent and each Lender to enter into this Sixth Amendment, the Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

     3.1 Accuracy of Representations and Warranties. Each of the representations and warranties of each Borrower contained in the Financing Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

     3.2 Texas Arai Acquisition Documents. No material rights or obligations of any party to any of the Texas Arai Acquisition Documents have been waived and no party to any of the Texas Arai Acquisition Documents is in default of its obligations or in breach of any representations or warranties made thereunder, each of the Texas Arai Acquisition Documents is a valid, binding and enforceable obligation of each party thereto in accordance with its terms and is in full force and effect, and each representation and warranty made by each party in the Texas Arai Acquisition Documents is true and correct on the date hereof and will be true and correct on the Texas Arai Closing Date.

     3.3 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrowers of this Sixth Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Sixth Amendment, are within the Borrowers' corporate, partnership, unlimited liability company, or limited liability company powers, as applicable, have been duly authorized by all necessary corporate, partnership, unlimited liability company or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding

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
upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries except for Permitted Liens.

     3.4 Validity and Binding Effect. This Sixth Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Sixth Amendment each constitutes the valid and binding obligations of the applicable Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

     3.5 Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing. -------------------

     3.6 No Defense. No Borrower has any defense to payment, counterclaim or rights of set-off with respect to the Lender ----------- Indebtedness on the date hereof.

Section 4.  Miscellaneous.

     4.1 Reaffirmation of Financing Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) until the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) has been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness (or Canadian Lender Indebtedness in the use of Canadian Borrowers) or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

     4.2 Parties in Interest. All of the terms and provisions of this Sixth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     4.3 Counterparts, Effectiveness of Sixth Amendment. This Sixth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Sixth Amendment until this Sixth Amendment has been executed by each Borrower and all Lenders, at which time this Sixth Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, each Agent and all Lenders. Facsimiles shall be effective as originals.

     4.4 COMPLETE AGREEMENT. THIS Sixth Amendment, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     4.5 Headings. The headings, captions and arrangements used in this Sixth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Sixth Amendment, nor affect the meaning thereof.

     4.6 No Implied Waivers. No failure or delay on the part of the Lenders or the Agents in exercising, and no course of dealing with respect to, any right, power or privilege under this Sixth Amendment, the Credit Agreement or any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Sixth Amendment, the Credit Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     4.7 Review and Construction of Documents. The Borrowers hereby acknowledge, and represent and warrant to the Lenders, that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Sixth Amendment with their legal counsel,
(b) the Borrowers have reviewed this Sixth Amendment and fully understand the effects thereof and all terms and provisions contained herein, (c) the Borrowers have executed this Sixth Amendment of their own free will and volition, and (d) this Sixth Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Sixth Amendment shall be construed to be part of the operative terms and provisions of this Sixth Amendment.

     4.8 Arms-Length/Good Faith. This Sixth Amendment has been negotiated at arms-length and in good faith by the parties hereto. ----------------------

     4.9 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Sixth Amendment are for convenience only and shall not affect the interpretation of this Sixth Amendment.

     4.10 Severability. In case any one or more of the provisions contained in this Sixth Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Sixth Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     4.11 Further Assurances. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders or the Agents as necessary or advisable to carry out the intents and purposes of this Sixth Amendment.

     4.12 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE BORROWERS, THE AGENTS, THE ISSUING BANKS AND THE LENDERS (i) IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN;
(ii) IRREVOCABLY WAIVE ANY RIGHT IT MAY

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HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE
OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS Sixth
Amendment,   THE  CREDIT  AGREEMENT,  THE  OTHER  FINANCING  DOCUMENTS  AND  THE
TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            [Signature Pages Follow]

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
                                 SIGNATURE PAGE
                                       TO
            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                              DATED APRIL 9, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
               JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
    CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISITRATIVE AGENT,
       GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


     IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the day and year first above written.

                               JPMORGAN CHASE BANK,
                               as a Lender and as the Administrative Agent


                               By: /s/ Christopher D. Capriotti
                                   ---------------------------------------------
                                   Christopher D. Capriotti
                                   Vice President

                               JPMORGAN CHASE BANK, TORONTO BRANCH, as a Lender


                               By:/s/ Christine Chan
                                  ----------------------------------------------
                                  Christine Chan
                                  Vice President

                               CIT  BUSINESS  CREDIT  CANADA  INC.,
                               as a  Lender  and as  the  Canadian
                               Administrative Agent

                               By:/s/ Donald Rogers
                                  ----------------------------------------------
                                  Donald Rogers
                                  Vice President

                               GENERAL   ELECTRIC   CAPITAL   CORPORATION,
                               as  a  Lender  and  as  the Documentation Agent


                               By:/s/ Timothy Canon
                                  ----------------------------------------------
                                  Timothy Canon
                                  Its Duly Authorized Signatory

                                SIGNATURE PAGE
                                       TO
            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                              DATED APRIL 9, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
               JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
    CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISITRATIVE AGENT,
       GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                               GENERAL ELECTRIC CAPITAL CANADA INC., as a Lender


                               By:/s/ Stephen B. Smith
                                  ----------------------------------------------
                                  Stephen B. Smith
                                  Senior Vice President
                                  General Electrick Capital Canada Inc.

                               THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender


                               By:/s/ Grant Weiss
                                  ----------------------------------------------
                                  Grant Weiss
                                  Vice President

                               U.S. BANK NATIONAL ASSOCIATION, as a Lender


                               By:/s/ Thomas Visconti
                                  ----------------------------------------------
                                  Thomas Visconti
                                  Vice President

                               FLEET CAPITAL CANADA CORPORATION, as a Lender


                               By:/s/ Doug McKenzie
                                  ----------------------------------------------
                                  Doug McKenzie
                                  Vice President and General Manager

                                SIGNATURE PAGE
                                       TO
            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                              DATED APRIL 9, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
               JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
    CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISITRATIVE AGENT,
       GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                               FLEET CAPITAL CORPORATION, as a Lender


                               By:/s/ Edward Bartowski
                                  ----------------------------------------------
                                  Edward Bartowski
                                  Senior Vice President

                               RBC CENTURA BANK, as a Lender


                               By:/s/ E. Mark Stubblefield
                                  ----------------------------------------------
                                  E. Mark Stubblefield
                                  Market Manager

                               ROYAL BANK OF CANADA, as a Lender


                               By:/s/ R.G.M. Straathof
                                  ----------------------------------------------
                                  R.G.M. Straathof
                                  Senior Manager

                               CITIZENS BUSINESS CREDIT, as a Lender


                               By:/s/ Todd Pacifico
                                  ----------------------------------------------
                                  Todd Pacifico
                                  Vice President

                                SIGNATURE PAGE
                                       TO
            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                              DATED APRIL 9, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
               JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
    CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISITRATIVE AGENT,
       GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                               MAVERICK TUBE CORPORATION


                               By:/s/ Pamela G. Boone
                                  ----------------------------------------------
                                  Pamela G. Boone
                                  Vice President

                               SEACAT, L.P.

                               By: Precision GP, LLC, its general partner

                                   By:  Maverick Tube Corporation,
                                        its sole member


                                        By:/s/ Pamela G. Boone
                                           -------------------------------------
                                           Pamela G. Boone
                                           Vice President

                               SEAC ACQUISITION, LLC

                               By: Maverick Tube Corporation, its sole member


                                   By:/s/ Pamela G. Boone
                                      ------------------------------------------
                                      Pamela G. Boone
                                      Vice President

                               MAVERICK C&P, INC.


                               By:/s/ Pamela G. Boone
                                  ----------------------------------------------
                                  Pamela G. Boone
                                  Vice President

                                SIGNATURE PAGE
                                       TO
            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                              DATED APRIL 9, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
               JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
    CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISITRATIVE AGENT,
       GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                               MAVERICK INVESTMENT, LLC

                               By: Maverick Tube Corporation, its sole member


                                   By:/s/ Pamela G. Boone
                                      ------------------------------------------
                                      Pamela G. Boone
                                      Vice President

                               MAVERICK TUBE, L.P.

                               By: Maverick GP, LLC, its general partner

                                   By: Maverick Tube Corporation,
                                       its sole member


                                       By:/s/ Pamela G. Boone
                                          --------------------------------------
                                          Pamela G. Boone
                                          Vice President

                               PRECISION TUBE HOLDING, LLC

                               By: Maverick Tube Corporation, its sole member


                                   By:/s/ Pamela G. Boone
                                      ------------------------------------------
                                      Pamela G. Boone
                                      Vice President

                                SIGNATURE PAGE
                                       TO
            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                              DATED APRIL 9, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
               JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
    CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISITRATIVE AGENT,
       GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                               MAVERICK GP, LLC

                               By: Maverick Tube Corporation, its sole member


                                   By:/s/ Pamela G. Boone
                                      ------------------------------------------
                                      Pamela G. Boone
                                      Vice President

                               PRECISION GP, LLC

                               By: Maverick GP, LLC, its sole member

                                   By: Maverick Tube Corporation,
                                       its sole member


                                       By:/s/ Pamela G. Boone
                                          --------------------------------------
                                          Pamela G. Boone
                                          Vice President

                               PRECISION TUBE TECHNOLOGY, L.P.

                               By: Precision GP, LLC, its general partner

                                   By: Maverick Tube Corporation,
                                       its sole member


                                       By:/s/ Pamela G. Boone
                                          --------------------------------------
                                          Pamela G. Boone
                                          Vice President

                               PRUDENTIAL STEEL LTD.


                               By:/s/ Pamela G. Boone
                                  ----------------------------------------------
                                  Pamela G. Boone
                                  Vice President and Secretary

                                SIGNATURE PAGE
                                       TO
            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                              DATED APRIL 9, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
               JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
    CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISITRATIVE AGENT,
       GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                               MAVERICK TUBE (CANADA) INC.


                               By:/s/ Pamela G. Boone
                                  ----------------------------------------------
                                  Pamela G. Boone
                                  Vice President and Secretary

                               MAVERICK EXCHANGECO (NOVA SCOTIA) ULC


                               By:/s/ Pamela G. Boone
                                  ----------------------------------------------
                                  Pamela G. Boone
                                  Vice President and Secretary

                               PRECISION TUBE CANADA LIMITED


                               By:/s/ Pamela G. Boone
                                  ----------------------------------------------
                                  Pamela G. Boone
                                  President

                               MAVERICK TUBE CANADA GP, LTD.


                               By:/s/ Pamela G. Boone
                                  ----------------------------------------------
                                  Pamela G. Boone
                                  President

                               MAVERICK TUBE CANADA LP

                               By: Maverick Tube Canada GP, Ltd.,
                                   its general partner


                                   By:/s/ Pamela G. Boone
                                      ------------------------------------------
                                      Pamela G. Boone
                                      President

                                SIGNATURE PAGE
                                       TO
            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                              DATED APRIL 9, 2004
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                        ITS SUBSIDIARIES, AS BORROWERS,
               JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
    CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISITRATIVE AGENT,
       GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS


                               MAVERICK TUBE INTERNATIONAL HOLDINGS, INC.


                               By:/s/ Pamela G. Boone
                                  ----------------------------------------------
                                  Pamela G. Boone
                                  Vice President

                               MAVERICK TUBE CANADA ULC


                               By:/s/ Pamela G. Boone
                                  ----------------------------------------------
                                  Pamela G. Boone
                                  Director

                               PRUDENTIAL STEEL HOLDINGS, ULC


                               By:/s/ Pamela G. Boone
                                  ----------------------------------------------
                                  Pamela G. Boone
                                  President